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                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 28, 2000, in Post Effective Amendment No. 4 to the Registration Statement (Form S-2 No. 333-6011) and related Prospectus of The Manufacturers Life Insurance Company of North America.



                                        ERNST & YOUNG LLP


Boston, Massachusetts
April 7, 2000